Exhibit 99.2

Filed by Lam Research Corporation

Pursuant to Rule 425 under the Securities Act of 1933

and deemed filed pursuant to Rule 14a-12

under the Securities Exchange Act of 1934

Subject Company: Novellus Systems, Inc.

Commission File No.: 000-17157

INTER-OFFICE MEMO

To:	All Employees	Date: December 14, 2011

From:	Steve Newberry/Martin Anstice

Subject:	Lam and Novellus Sign Merger Agreement

Today we announced that Lam Research and Novellus Systems have signed an agreement to merge, creating a semiconductor equipment company with a broader portfolio of key market-leading products and technology. This is an extraordinary development, and we’re excited to share our thoughts on what this means for our future.

With $1.5 billion in revenue, Novellus is a leader in advanced thin-film deposition and wafer surface preparation technologies. Lam has had a long-term relationship with Novellus, working together on programs to advance new applications and process technologies. Novellus has offices and facilities around the world in many of the same places where we do business.

Together, Lam and Novellus will be able to grow and scale in incredible ways. Novellus’s technical core competencies align with Lam’s strengths in etch and single-wafer clean. Lam and Novellus’ customer relationships with leading global semiconductor manufacturers are closely aligned and complementary, providing an opportunity to grow revenues faster. In short, the combination will create a dynamic equipment company well-positioned to lead the industry through the next critical technology transitions including 3D structures in advanced logic and memory as well as scaling to 450 mm wafers.

We believe that Lam and Novellus employees share similar values, an innovative spirit, and strong cultural alignment. Both management teams are fully committed to integrating and developing the right organizational structure necessary to execute on our combined growth strategies.

As for next steps, our Board of Directors has voted unanimously in favor of this merger, and, subject to the customary closing conditions including approval by Lam and Novellus’ shareholders, we expect the transaction to close in the second quarter of 2012.

Until the merger is completed, Lam and Novellus will operate as independent companies. While the integration planning is underway, your focus on and support of Lam’s ongoing business and customer requirements should not change. In the upcoming months, your continued practice of and belief in Lam’s Core Values will help ensure a smooth integration.

We realize that you will have further questions, so we will do our best to keep you updated throughout the process. Tomorrow, Rick Hill, Novellus Chairman and CEO, and Martin will hold meetings for directors and above in Fremont and San Jose. Tim Archer, Novellus Chief Operating Officer, and Steve will hold a similar meeting in Tualatin, Oregon, where Novellus has its primary manufacturing facility. Directors will be scheduling All Hands meetings within their organizations.

Lam Research Confidential

INTER-OFFICE MEMO

An Employee Frequently Asked Questions document is available on the intranet along with a SharePoint site where you can post questions and/or comments (click here). A video of Martin’s meeting with Directors will be posted later tomorrow in the same location.

This is a unique opportunity to join two outstanding organizations into one transformative company. We can learn a lot from each other. Together with Novellus, we’ll take the company to greater heights.

Steve and Martin

Lam Research Confidential

INTER-OFFICE MEMO

How to Find Further Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger, Lam Research intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Lam Research and Novellus Systems that also constitutes a prospectus of Lam Research. Lam Research and Novellus Systems will furnish the joint proxy statement/prospectus and other relevant documents to their respective security holders in connection with the proposed merger of Lam Research and Novellus Systems. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, WE URGE SECURITY HOLDERS AND INVESTORS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT LAM RESEARCH AND NOVELLUS SYSTEMS AND THE PROPOSED MERGER. The proposals for the merger will be made solely through the joint proxy statement/prospectus. In addition, a copy of the joint proxy statement/prospectus (when it becomes available) may be obtained free of charge from Lam Research Corporation, Investor Relations, 4650 Cushing Parkway, Fremont, CA 94538-6401, or from Novellus Systems, Investor Relations, 4000 North First Street, San Jose, CA 95134. Security holders will be able to obtain, free of charge, copies of the joint proxy statement/prospectus and S-4 Registration Statement and any other documents filed by Lam Research or Novellus Systems with the SEC in connection with the proposed Merger at the SEC’s website at http://www.sec.gov, and at the companies’ websites at www.Lam Research.com and www.Novellus.com, respectively.

Forward-Looking Statements

This announcement contains, or may contain, “forward-looking statements” concerning Lam Research and Novellus Systems (together such companies and their subsidiaries being the “Merged Company”), which are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Generally, the words “believe,” “anticipate,” “expect,” “may,” “should,” “could,” and other future-oriented terms identify forward-looking statements.

Lam Research Confidential

INTER-OFFICE MEMO

Forward-looking statements include, but are not limited to, statements relating to the following: (i) the expected benefits of the Merger and the repurchase program, the expected accretive effect of the Merger and the repurchase program on the Merged Company’s financial results, expected cost, revenue, technology and other synergies, the expected impact for customers, employees and end-users, future capital expenditures, expenses, revenues, earnings, economic performance, financial condition, losses and future prospects; (ii) business and management strategies and the expansion and growth of Lam Research’s or Novellus Systems’ operations; (iii) the effects of government regulation on Lam Research’s, Novellus Systems’ or the Merged Company’s business; (iv) future industry developments and trends; (v) the other statements set forth in the CEO quotes; (vi) the anticipated timing of shareholder meetings and completion of the proposed merger and the repurchase program; and (vii) assumptions underlying any of the foregoing statements.

These forward-looking statements are based upon the current beliefs and expectations of the management of Lam Research and Novellus Systems and involve risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements. Many of these risks and uncertainties relate to factors that are beyond Lam Research’s and Novellus Systems’ ability to control or estimate precisely and include, without limitation: the ability to obtain governmental or stockholder approvals of the Merger or to satisfy other conditions to the Merger on the proposed terms and timeframe; the possibility that the Merger does not close when expected or at all, or that the companies may be required to modify aspects of the Merger to achieve regulatory approval; the ability to realize the expected synergies or other benefits from the transaction in the amounts or in the timeframe anticipated; the potential harm to customer, supplier, employee and other relationships caused by the announcement or closing of the Merger; the ability to integrate Novellus Systems’ and Lam Research’s businesses in a timely and cost-efficient manner; uncertainties in the global economy and credit markets; unanticipated trends with respect to the cyclicality of the semiconductor industry; and rates of change in, future shipments, margins, market share, capital expenditures, revenue and operating expenses generally; volatility in quarterly results and in the stock price of the Merged Company; customer requirements and the ability to satisfy those requirements; customer capital spending and their demand for the Merged Company’s products; the ability to defend the Merged Company’s market share and to gain new market share; anticipated growth in the industry and the total market for wafer-fabrication and support equipment and the Merged Company’s growth relative to such growth; levels of research and development (“R&D”) expenditures; the estimates made, and the accruals recorded, in order to implement critical accounting policies (including but not limited to the adequacy of prior tax payments, future tax liabilities and the adequacy of the Merged Company’s accruals relating to them); access to capital markets; the ability to manage and grow the Merged Company’s cash position; the sufficiency of the Merged Company’s financial resources to support future business activities (including but not limited to the repurchase program, operations, investments, debt service requirements and capital expenditures); inventory levels and inventory valuation adjustments; the impact of legal proceedings; unexpected shipment delays which adversely impact shipment volumes; inaccuracies related to the timing and

Lam Research Confidential

INTER-OFFICE MEMO

satisfaction of remaining obligations related to vacated leases; the inability to recover the amortized cost of investments in auction-rate securities, market changes negatively affecting auction-rate securities and the government’s inability to guarantee the underlying securities; the inability to enforce the Merged Company’s patents and protect its trade secrets; the ability to repatriate profits from the Merged Company’s Chinese and other offshore subsidiaries; and other risks and uncertainties, including those detailed from time to time in Lam Research’s and Novellus Systems’ periodic reports (whether under the caption Risk Factors or Forward Looking Statements or elsewhere). Neither Lam Research nor Novellus Systems can give any assurance that such forward-looking statements will prove to have been correct. The reader is cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this announcement. Neither Lam Research nor Novellus Systems nor any other person undertakes any obligation to update or revise publicly any of the forward-looking statements set out herein, whether as a result of new information, future events or otherwise, except to the extent legally required.

Nothing contained herein shall be deemed to be a forecast, projection or estimate of the future financial performance of Lam Research, Novellus Systems, or the Merged Company, following the implementation of the Merger or otherwise. No statement in this announcement should be interpreted to mean that the earnings per share, profits, margins or cash flows of Lam Research or the Merged Company for the current or future financial years would necessarily match or exceed the historical published figures.

Participants in the Solicitation

The directors and executive officers of Lam Research and Novellus Systems may be deemed to be participants in the solicitation of proxies in connection with the approval of the proposed transaction. Lam Research plans to file the registration statement that includes the joint proxy statement/prospectus with the SEC in connection with the solicitation of proxies to approve the proposed transaction. Information regarding Lam Research’s directors and executive officers and their respective interests in Lam Research by security holdings or otherwise is available in its Annual Report on Form 10-K filed with the SEC on August 19, 2011 and its Proxy Statement on Schedule 14A filed with the SEC on September 19, 2011. Information regarding Novellus Systems’ directors and executive officers and their respective interests in Novellus Systems by security holdings or otherwise is available in its Annual Report on Form 10-K filed with the SEC on February 25, 2011 and its Proxy Statement on Schedule 14A filed with the SEC on April 8, 2011. Additional information regarding the interests of such potential participants is or will be included in the joint proxy statement/prospectus and registration statement, and other relevant materials to be filed with the SEC, when they become available, including in connection with the solicitation of proxies to approve the proposed transaction and to elect directors.

###

Lam Research Confidential